SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Advisors Preferred Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

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2)	Aggregate number of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)	Proposed maximum aggregate value of transaction:

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5)	Total fee paid:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Advisors Preferred Trust

1445 Research Boulevard, Suite 530

Rockville, MD 20850

April __, 2019

Dear Shareholders:

The enclosed Proxy Statement contains information about a proposal ("Proposal 1") to approve a new investment advisory agreement between Advisors Preferred Trust (the "Trust"), on behalf of the OnTrack Core Fund (the "Fund") and Advisors Preferred, LLC (the "Adviser") and a second proposal ("Proposal 2") to approve a new sub-advisory agreement between the Adviser and Price Capital Management, Inc. (the "Price Capital") by shareholders of the Fund, at a special meeting of shareholders to be held on May 17, 2019.

The Adviser currently serves as the investment adviser to the Fund under an investment advisory agreement between the Trust and the Adviser. Price Capital currently serves as the sub-adviser to the Fund under a sub-advisory agreement between the Adviser and Price Capital. The current advisory agreement and current sub-advisory agreement will each automatically terminate as a result of a change in the ownership of the Adviser as more fully described in the enclosed Proxy Statement.

In order for the Adviser and Price Capital to continue to provide investment management services to the Fund, the Board of Trustees of the Trust voted unanimously to approve the new advisory agreement and the new sub-advisory agreement under which the Adviser and Price Capital will continue to serve as the investment adviser and sub-adviser to the Fund. The new advisory agreement has substantively the same terms as the current advisory agreement, including the same fee rates. The new sub-advisory agreement also has substantively the same terms as the current sub-advisory agreement, including the same fee rates.

We ask that you vote in favor of Proposal 1 to approve the new advisory agreement, and Proposal 2 to approve the new sub-advisory agreement, in order that both the Adviser and Price Capital can continue serving the Fund without interruption.

The enclosed Proxy Statement describes the voting process for shareholders. The proxy votes will be reported at the Special Meeting of Shareholders scheduled for May 17, 2019. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.

YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of the Adviser, Price Capital, any of their affiliates, or from our proxy solicitor, [_________], reminding you to vote your shares.

Thank you for your continued support.

Sincerely,

Catherine Ayers-Rigsby

President

Advisors Preferred Trust

1445 Research Boulevard, Suite 530

Rockville, MD 20850

1-855-747-9555

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 17, 2019

Dear Shareholders:

The Board of Trustees of Advisors Preferred Trust, an open-end investment management company established under the laws of Delaware, has called a special meeting of shareholders of the OnTrack Core Fund, to be held at the offices of the administrator, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, on May 17, 2019 at 10:00 a.m. for the following purposes:

Proposals		Recommendation of the Board of Trustees
1.	To approve a new advisory agreement between Advisors Preferred, LLC and Advisors Preferred Trust with respect to the OnTrack Core Fund.	FOR
2.	To approve a new sub-advisory agreement between Advisors Preferred, LLC and Price Capital Management, Inc. with respect to the OnTrack Core Fund.	FOR
3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on April [ ], 2019 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 17, 2019. A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed New Advisory and Sub-Advisory Agreements)
and Proxy Voting Ballot are available at www.proxyvote.com.

By Order of the Board of Trustees

Catherine Ayers-Rigsby, President

April [_], 2019

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone or via the Internet by following the instructions on the enclosed proxy card. Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call [______].

Advisors Preferred Trust

1445 Research Boulevard, Suite 530

Rockville, MD 20850

1-855-747-9555

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 17, 2019 at 10:00 A.M.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Advisors Preferred Trust (the "Trust") on behalf of the OnTrack Core Fund (the "Fund") for use at the special meeting of shareholders, to be held at the offices of the Trust's administrator, at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, on May 17, 2019 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof (the "Meeting"). The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about April [_], 2019.

Proposals

1.	To approve a new advisory agreement between Advisors Preferred, LLC (the "Adviser") and the Trust with respect to the Fund (the "New Advisory Agreement").
2.	To approve a new sub-advisory agreement between the Adviser and Price Capital Management, Inc. (the "Price Capital") with respect to the Fund (the "New Sub-Advisory Agreement").
3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on April [_], 2019 (the "Record Date) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Fund's most recent semi-annual and annual reports, including financial statements and schedules, are available at no charge by calling 1-855-747-9555 or by visiting www.advisorspreferred.com.

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PROPOSAL 1: APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN ADVISORS PREFERRED, LLC AND THE TRUST

Background

In February 2019, the sole owner of the Adviser, Advisors Preferred Holding, LLC, agreed to sell all of its ownership interest in the Adviser to DGB Holdings LLC ("DGB"), a Delaware limited liability company (the "Transaction"). The Transaction will result in a change of control of the Adviser, with DGB owning 100% of the Adviser. The Transaction will occur on or about May 31, 2019. The Transaction is deemed to be a "change in control" of the Adviser for the purpose of the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a party owning, directly or indirectly, more than 25% of the voting securities of a company is presumed to control the company, and any transaction that results in such owner reducing its interest to less than 25% is presumed to constitute a change in control of an investment adviser. As a result of the Transaction, the current advisory agreement between the Adviser and the Trust (the "Current Advisory Agreement") will automatically terminate on May 31, 2019, or such other date of the Transaction.

At an in-person meeting held on March 28, 2019 (the "Board Meeting"), in anticipation of the completion of the Transaction, the Board approved the New Advisory Agreement. The New Advisory Agreement will not be effective until approved by a majority vote of the outstanding shares of the Fund. The Adviser will continue to manage the Fund pursuant to the Current Advisory Agreement until the New Advisory Agreement is approved by shareholders and the Transaction is complete.

The Transaction will not result in any change in the Fund's investment objectives and strategies. The Adviser's personnel who service the Fund will remain the same. Approval of the New Advisory Agreement will not increase the advisory fees paid by the Fund or its shareholders. The effective date of the New Advisory Agreement will be closing date of the Transaction if approved on or before the closing date of the Transaction, or if not approved until after the closing date of the Transaction, the date it is approved by the Fund's shareholders.

The New Advisory Agreement

The terms of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, except for the date of commencement and renewal. Under the terms of the Current Advisory Agreement and the New Advisory Agreement, the Adviser is entitled to receive an annual fee from the Fund equal to 2.50% of the Fund's average daily net assets. The New Advisory Agreement does not increase the management fee.

As adviser to the Fund, subject to the Board's oversight, the Adviser supervises the performance of administrative and professional services provided by others. The Adviser also ensures compliance with the Fund's investment policies and guidelines. The Current Advisory Agreement, dated November 27, 2012, was initially approved by

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the Fund's then sole shareholder on December 31, 2012 and was most recently renewed by the Board on November 13, 2018.

The Current Advisory Agreement and New Advisory Agreement provide that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The New Advisory Agreement will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Adviser or the Board on not more than sixty days' notice.

For the fiscal year ended December 31, 2018, the Adviser earned $808,189 in management fees under the Current Advisory Agreement. For the fiscal year ended December 31, 2018, an affiliate of the Adviser, Ceros Financial Services, Inc., received $5,401 in 12b-1 fees, $9,049 in shareholder servicing fees, and $29,762 in brokerage commissions, which represented 100% of the Fund's brokerage commissions.

The form of New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning the Adviser

The Adviser is limited liability company organized under the laws of Maryland and was founded in 2011. The Adviser's principal place of business is 1445 Research Blvd., Suite 530, Rockville, MD 20850. The Adviser is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The names, titles, addresses, and principal occupations of the principal executive officers and directors of the Adviser are set forth below:

Name and Address:*	Title and Principal Occupation:
Catherine Ayers-Rigsby	Chief Executive Officer
Michael Fox	Chief Financial Officer and Chief Compliance Officer
Lynnette Holland	Compliance Manager

* The address for each officer is 1445 Research Blvd., Suite 530, Rockville, MD 20850.

Ms. Ayers-Rigsby is also President and a Trustee of the Trust. Mr. Fox is also Chief Compliance Officer of the Trust.

PROPOSAL 2: APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN ADVISORS PREFERRED LLC AND PRICE CAPITAL MANAGEMENT, INC.

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Background

As discussed above, the Transaction will cause the automatic termination of the Current Advisory Agreement. This will also cause the automatic termination of the current sub-advisory agreement between the Adviser and Price Capital (the "Current Sub-Advisory Agreement").

At the Board Meeting, in anticipation of the closing of the Transaction, the Board approved the New Sub-Advisory Agreement. The New Sub-Advisory Agreement will not be effective until approved by a majority vote of the outstanding shares of the Fund. Price Capital will continue to sub-advise the Fund pursuant to the Current Sub-Advisory Agreement until the New Sub-Advisory Agreement is approved.

Approval of the New Sub-Advisory Agreement will not increase the sub-advisory fees paid by the Adviser. The effective date of the New Sub-Advisory Agreement will be closing date of the Transaction if approved on or before the closing date of the Transaction, or if not approved until after the closing date of the Transaction, the date it is approved by the Fund's shareholders.

The New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement, except for the date of commencement and renewal. Under the terms of the Current Sub-Advisory Agreement and the New Advisory Agreement, Price Capital is entitled to receive an annual fee from the Adviser. The New Sub-Advisory Agreement does not increase the management fee.

As sub-adviser to the Fund, subject to the Board's oversight, Price Capital manages the Fund's investment portfolio. The Current Sub-Advisory Agreement dated November 27, 2012, was initially approved by the Fund's then sole shareholder on December 31, 2012 and was most recently renewed by the Board on November 13, 2018.

The Current Sub-Advisory Agreement and New Sub-Advisory Agreement provide that Price Capital shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The New Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Adviser or the Board on not more than sixty days' notice.

For the year ended December 31, 2018, Price Capital earned [$565,732] in fees under the Current Sub-Advisory Agreement.

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The New Sub-Advisory Agreement is attached as Appendix B. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Information Concerning Price Capital

Price Capital's principal place of business is 106 Valerie Drive, Lafayette, LA 70508. Price Capital is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The names, titles, addresses, and principal occupations of the principal executive officers and directors of the Price Capital is set forth below:

Name and Address:*	Title and Principal Occupation:
Michael Price	President
Ward Harris	Chief Compliance Officer

* The address for each officer is 85 Chanteclaire Circle, Gulf Breeze, FL 32561.

EVALUATION BY THE BOARD OF TRUSTEES

At the Board Meeting, the Board, including a majority of the Independent Trustees, considered the approval of the New Advisory Agreement and the New Sub-Advisory Agreement. The Trustees also re-considered their recent deliberations made on November 13, 2018, when they renewed the Current Advisory Agreement and Current Sub-Advisory Agreement as well as deliberated upon updated and supplemental information.

In connection with the Board's consideration of the New Advisory Agreement and New Sub-Advisory Agreement, the Adviser and Price Capital provided the Board in advance of the meeting with written materials, which included information regarding: the nature, extent and quality of the services provided by the Adviser and Price Capital to the Fund; the investment performance of the Fund and Price Capital; the costs of the services to be provided to the Fund; the extent to which economies of scale benefit shareholders; and the profits realized by the Adviser and Price Capital and any affiliates from their relationship with the Fund.

The Board's deliberations are presented contemporaneously given the overlapping considerations, paralleled issues and conclusions drawn by the Board.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services provided, the Board reviewed the Adviser's and Price Capital's Forms ADV, a description of the manner in which investment decisions are made for the Fund by Price Capital, a description of the services provided by the Adviser and those services provided by Price Capital and executed by the Adviser, the experience of professional personnel performing services for the Fund, including the team of individuals that primarily monitor and execute the investment and administration process, and a certification from each of the Adviser and Price Capital certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to

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prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that each of the Adviser and Price Capital had adopted procedures reasonably necessary to prevent Access Persons from violating such Codes of Ethics.

In reaching their conclusions, the Board considered that the Adviser delegates day-to-day investment decisions of the Fund to Price Capital and that the Adviser generally provides management and operational oversight of Price Capital. The Board considered the services provided by the Adviser to the Fund, including an ongoing program of monitoring and oversight of Price Capital, regular compliance reviews of Price Capital and its investment management processes, trade execution, and other administrative services. The Board noted the Adviser appeared to be adequately carrying out its intended functions and had not reported any material compliance matters. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Fund were satisfactory and reliable.

With respect to Price Capital, the Trustees considered that Price Capital was primarily responsible for the Fund's investment management. The Board considered Price Capital's skills and experience and also considered that the Board received a presentation related to Price Capital's portfolio management and research techniques. The Board also considered that Price Capital's compliance policies and procedures appeared to be operating effectively, and that the level of communication between the Adviser and Price Capital appeared to be effective. The Board concluded that Price Capital had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-advisory Agreement and that the nature, overall quality and extent of the management services provided by Price Capital to the Fund was satisfactory and reliable.

Performance. The Trustees considered that the Adviser generally delegated its day-to-day investment decisions to Price Capital and did not directly manage the investment decisions of the Fund. However, the Adviser provided support to Price Capital in the execution of its investment strategy, including with respect to trade oversight, obtaining derivative agreements and reporting to the Board. The Board considered that the Adviser appeared to be adequately monitoring Price Capital's adherence to the Fund's investment objective and to be carrying out its functions appropriately, including with respect to compliance and trade execution.

With respect to the performance of Price Capital, the Board considered the performance of the Fund (Investor Class shares) for the various periods ended December 31, 2018 as compared to the Barclays 1-3 Month Treasury Index, the Barclays U.S. Aggregate Bond Index, S&P 500 Index, and Morningstar Multi-Alternative category for each of the one-year, three-year, five-year, and since inception periods, noting that exact since-inception returns for the Morningstar category were not

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available. The Trustees reviewed a description of the interaction between market conditions and strategy elements that contributed to the somewhat disappointing one-year performance. They also noted that over the long term, performance was generally favorable, although somewhat mixed across all comparative benchmarks. The Board noted that with respect to comparison to the S&P 500 Total Return Index, the Fund's investment objective was total return with lower volatility and downside risk than that of equity market indices. The Trustees agreed the Fund was performing as intended over the long term. Overall, the Trustees concluded that performance was satisfactory.

Fees and Expenses. The Board considered the Fund's unitary fee, under which the Fund pays the Adviser an annual fee of 2.50%, and the Adviser pays the Fund’s ordinary operating expenses, excluding distribution and shareholder servicing fees. They reviewed the advisory fees paid by similarly sized funds in each of the Morningstar Multi-Alternative, Non-Traditional Bond, and Long/Short Equity/Credit categories and found the Fund's fee to be above the highest of each category. The Board noted that the advisory fees of those comparable funds were not a complete basis for determining the reasonableness of the Fund's unitary fee because traditional advisory agreements do not require the adviser to pay fund operating expenses. They discussed the advisory fee compared to average total expenses of the categories. The Board considered the Fund's total expense ratio of 3.13% for the Fund's Investor Class was higher than the average of each of the Morningstar Multi-Alternative, Non-traditional Bond and Long/Short Equity/Credit, but lower than the maximum expense ratios in the Multi-Alternative and Long/Short Equity/Credit categories.

The Board also considered the allocation of the responsibilities as between the Adviser and Price Capital, finding that Price Capital was responsible for the management of the Fund's portfolio and the Adviser provides oversight, administrative and support services to Price Capital, and determined that the allocation was reasonable in relation to the services rendered by each of the Adviser and Price Capital. The Board then concluded that the advisory and sub-advisory fees were not unreasonable and that the overall expense ratio was acceptable in light of the factors considered.

Profitability. The Board also considered the profitability of each of the Adviser and Price Capital, respectively, and whether such profits were reasonable in light of the services provided to the Fund. The Board reviewed prior profitability analyses prepared by each of the Adviser and Price Capital for 12 months ended June 30, 2018 and received representations from each that there have been no subsequent material changes in profitability. With respect to the Adviser, the Board considered brokerage fees earned by the Adviser’s affiliate. They also considered that the Adviser was responsible for the payment of operational Fund expenses as well as the cost of providing its advisory services, and found that at current asset levels the Adviser's relationship with the Fund was slightly profitable and not excessive.

With respect to the sub-adviser, the Board similarly considered the recent reduction in the Fund's assets, and Price Capital's costs for the provision of services to

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the Fund and found that at current asset levels, Price Capital's levels of profitability from its relationship with the Fund were not excessive.

Economies of Scale. The Board considered whether the Adviser and Price Capital would realize economies of scale with respect to their management of the Fund. The Board reviewed and considered the profitability analyses and selected financial information of each of the Adviser and Price Capital and also took into account the current assets. The Board concluded that at current asset levels economies of scale were not achievable, but would be revisited as the Fund grows in assets.

Conclusion. Having requested and received such information from each of the Adviser and Price Capital as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement and New Sub-Advisory Agreement, respectively, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the New Advisory Agreement and the New Sub-Advisory Agreement for the Fund was in the best interests of the Fund and its current and future shareholders. Furthermore, the Board concluded the Transaction would not result in an unfair burden to the Fund’s shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1 AND VOTE "FOR" PROPOSAL 2.

OPERATION OF THE FUND

The Fund is a diversified series of the Trust, an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated April 15, 2012. The Board oversees the activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains the Adviser, located at 1445 Research Blvd., Suite 530, Rockville, MD 20850, as investment adviser to the Fund and Price Capital, located at 85 Chanteclaire Circle, Gulf Breeze, FL 32561, as sub-adviser to the Fund. Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, New York 11788 ("Gemini") serves as the Fund's administrator, fund accountant, and transfer agent. U.S. Bank N.A., located at 425 Walnut Street, Cincinnati, OH 45202, serves as Custodian for the Fund. Ceros Financial Services, Inc. (the "Distributor"), located at 1445 Research Blvd., Suite 530, Rockville, Maryland 20850 distributes shares of the Fund. The Distributor and Adviser are affiliates because they are under common control.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Fund will be voted for approval of the proposed New

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Advisory Agreement or New Sub-Advisory Agreement, as applicable. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Fund were issued and outstanding.

Adviser Class	Investor Class
[ ]	[ ]

Shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on both Proposals. Each shareholder of the Fund is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter with respect to the Fund submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the New Advisory Agreement and New Sub-Advisory Agreement. The 1940 Act defines "majority of the outstanding voting share" to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. This means that Proposals 1 and 2 may be approved by less than a majority of the outstanding shares of the Fund, provided a quorum is present at the Meeting.

Shareholders of the Fund will vote separately on Proposals 1 and 2. If Proposals 1 and 2 are approved by the shareholders of the Fund before the Transaction occurs, the New Advisory Agreement and the New Sub-Advisory Agreement will take effect when the Transaction occurs.

If the Transaction occurs before shareholders of the Fund approve both Proposal 1 and Proposal 2, the Adviser and Price Capital will continue to serve as the Fund's adviser and sub-adviser, respectively. At the Board Meeting, the Trustees approved an interim advisory agreement between the Trust and the Adviser and an interim sub-advisory agreement between the Adviser and Price Capital. The interim advisory agreement is identical to the New Advisory Agreement and the Current Advisory Agreement and the interim sub-advisory agreement is identical to the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement, except as noted below. Rule 15a-4 under the 1940 Act permits a fund to enter into an interim advisory or sub-advisory agreement with an adviser, or sub-adviser, to manage a fund in the event of a change of control. Under Rule 15a-4, an interim agreement may remain in place for up

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to 150 days so that a fund may receive investment advisory services without interruption while its solicits shareholder approval of a new investment advisory agreement.

Upon approval of the New Advisory Agreement and the New Sub-Advisory Agreement, the interim advisory agreement and interim sub-advisory agreement, if utilized, will terminate. All fees earned by Adviser and Price Capital pursuant to the interim agreements would be held in escrow pending shareholder approval of the New Advisory Agreement and New Sub-Advisory Agreement. Upon approval of the New Advisory Agreement and the New Sub-Advisory Agreement, the escrowed management fees would be paid to the Adviser and Price Capital and the interim advisory agreement and the interim sub-advisory agreement would terminate.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Under the rules of the New York Stock Exchange ("NYSE"), if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting). The NYSE considers the proposals to be voted upon at the Meeting to be non-routine matters that affect substantially a shareholder's rights or privileges. Consequently, brokers holding shares of the Fund on behalf of clients may not vote on Proposals 1 and 2 absent instructions from the beneficial owners of the shares.

Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

The presence, either in person or by proxy, of shareholders entitled to cast more than 50% of all the votes entitled to be cast at the Meeting shall constitute a quorum. If (1) a quorum is not present at the Meeting, or (2) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies.

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The persons named as proxies may also adjourn the Meeting for any other reason in their discretion. Any adjourned Meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board is not aware of any other matters to come before the Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name and Address	Number and Class of Shares	Percentage of the Class	Percentage of the Fund
[ ]	[ ]	[ ]	[ ]

As of the Record Date, the Trustees and officers of the Trust beneficially owned, as a group [less than 1% of the outstanding shares of the Fund.]

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by

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convening such a shareholder meeting. Any shareholder proposals should be sent to Richard Malinowski, Secretary, Advisors Preferred Trust, 1445 Research Boulevard Suite 530, Rockville, Maryland 20850.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The total cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the Meeting, and the solicitation of proxies (as described below) which is anticipated to total approximately $[_____]. These costs will be borne by the Adviser. The Trust has engaged [_________] ("_________"), a proxy solicitation firm, to assist in the solicitation of proxies from brokers, banks, institutional holders and individual shareholders at an anticipated cost of $[___], including out of pocket expenses, which is included in the total anticipated costs noted above. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by [_________], officers of the Trust, employees of Gemini, the Adviser or Price Capital. As the Meeting date approaches, shareholders of the Fund may receive a call from a representative of [_________],officers of the Trust, employees of Gemini, the Adviser or Price Capital if the Fund has not yet received their vote. Authorization to permit the execution of proxies may be obtained by telephonic instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call [___-___-____]

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Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern time, or write to [_________], at [____].

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on May 17, 2019:

The notice of meeting, proxy statement and shareholder ballot is available at www.proxyvote.com .

BY ORDER OF THE BOARD OF TRUSTEES

Catherine Ayers-Rigsby

President

April [_], 2019

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE By TELEPHONE OR ON THE INTERNET by following the instructions on the enclosed Voting Instruction CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL [_____]. Representatives are available to answer your call Monday through Friday 9 a.m. to 10 p.m., Eastern Time.

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EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

Between

ADVISORS PREFERRED TRUST

and

ADVISORS PREFERRED LLC

AGREEMENT, is as of [_________], 2019, between Advisors Preferred Trust, a Delaware statutory trust (the "Trust"), and Advisors Preferred LLC, a Maryland limited liability company (the "Adviser") located at 1445 Research Blvd, Suite 530, Rockville, MD 20850.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the series governed by this Agreement are named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect

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services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser's obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Funds, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Funds"), Appendix A to this Agreement may be amended to make such Additional Funds subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Funds, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any Additional Fund subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in "control," as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser. The Adviser shall not bear expenses of the Fund's operation, except the preceding and those specifically allocated to the Adviser under this agreement in Appendix A or under any separate agreement between the Trust and the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement in Appendix A or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the respective Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. Some expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, sub-dividend disbursing agent, sub-transfer agent, sub-accounting agent, or other agent engaged by the Trust to service shareholder accounts.

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2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees including those affiliated with the Adviser, all expenses incurred in connection with unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. (i) All expenses incidental to holding meetings of shareholders where the need for the meeting is not the result of the Adviser's actions, including the printing of notices and proxy materials, and proxy solicitations therefor. (ii) All expenses incidental to holding meetings of shareholders where the need for the meeting is the result of the Adviser's actions, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of a Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of a Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to a Fund in a manner approved by its Trustees.

2.2.14 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.15 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of a Fund's portfolio securities.

2.2.16 Taxes. All taxes or governmental fees payable by or with respect to a Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.17 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

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2.2.19 Rule 12b-1 Distribution and/or Service Fees. Such expenses incurred pursuant to a 12b-1 plan as applicable to a Fund and one or more of its share classes.

3. Management Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that the Adviser deems, in good faith, to be in the best interest of the relevant Fund and in accordance with the Adviser's proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser represents it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to

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Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, member, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, member, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date of execution, and in the case of a new Fund, as of the date upon which the new Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and if such amendment is material, (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such material amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

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16. Use of Name.

The Trust is named the Advisors Preferred Trust and each Fund may be identified, in part, by the name "Advisors Preferred Trust."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of Maryland.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

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ADVISORS PREFERRED TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A to Exhibit A

NAME OF FUND	ANNUAL MANAGEMENT FEE AS A PERCENT OF AVERAGE NET ASSETS OF THE FUND
OnTrack Core Fund	2.50%

Pursuant to Section 2.2 of this Agreement, the Adviser shall also bear expenses identified under Section 2.2.1, 2.2.3-8, 2.2.9(ii), 2.2.10-14, and 2.2.16.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

ADVISORS PREFERRED TRUST

By: ______________________

Name: Catherine Ayers-Rigsby

Title: President

ADVISORS PREFERRED LLC

By: ______________________

Name: Catherine Ayers-Rigsby

Title: Chief Executive Officer

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EXHIBIT B

INVESTMENT SUB-ADVISORY AGREEMENT

SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of the ____ day of _____, 2019, by and between Advisors Preferred, LLC (the "Adviser"), a Maryland limited liability company registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and Price Capital Management, Inc., a corporation domiciled in the state of Louisiana (the "Subadviser") (the Adviser and the Subadviser, collectively, the "Parties") and also registered under the Advisers Act, with respect to OnTrack Core Fund (the "Fund"), a series of the ADVISORS PREFERRED TRUST, a Delaware statutory trust (the "Trust").

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the [__]th day of [___], 2019 (the "Advisory Agreement"), been retained to act as investment adviser for the Fund;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Fund's assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1.             Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage all of the assets of the Fund (the "Subadviser Assets") subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other private pooled investment vehicles and other managed accounts and that the Adviser and the Trust do not object to such activities.

2.             Duties of Subadviser.

(a)           Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's prospectus ("Prospectus") and statement of additional information ("SAI") as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust's Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser's activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's or the Trust's affairs.

(b)           Compliance with Applicable Laws and Governing Documents. In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust's Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the "Declaration of Trust" and "By-Laws," respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the

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Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust's Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund's and the Trust's overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code. In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser's determination of whether and to what extent the Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance. In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M. If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder.

The Adviser will provide the Subadviser with as much notice as reasonably practical of any change in the Fund's investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust's Registration Statement on Form N-1A, and any amendments thereto, Annual Report, Semi-Annual Report, and such other reports and materials as the Adviser may reasonably request. Upon request of the Adviser, the Subadviser also agrees: to review those portions of the Prospectus, SAI, and Trust's Registration Statement, Annual Report, Semi-Annual Report, and such other reports and materials as the Adviser may reasonably request, relating to the Subadviser and its relationship to, and actions for, the Trust; to notify the Adviser of any material inadequacy; and, to further notify the Adviser if it becomes aware that any relevant portions thereof have become materially inaccurate.

(c)            Voting of Proxies. The Adviser shall be responsible for the voting of proxies for which the Adviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act.

(d)           Brokerage. Except as mutually agreed upon in writing between the Adviser and Subadvisor, the Adviser shall be responsible to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively "Brokers") as Adviser may elect and negotiate commissions to be paid on such transactions. The Adviser, however, is not required to obtain the consent of the Trust's Board of Trustees prior to establishing any such brokerage account. The Adviser shall place all orders for the purchase and sale of portfolio investments for the Fund's account with Brokers selected by the Adviser. In the selection of such Brokers and the placing of such orders, the Adviser shall seek to obtain for the Fund the execution available. In using its reasonable efforts to obtain for the Fund the best execution available, the Adviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including (without limitation) price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. The Adviser shall not consider a Broker's sale of Fund shares when selecting the Broker to execute trades. Subject to such policies as the

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Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Adviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Adviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Adviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such Brokers may be useful to the Adviser in connection with the Adviser's services to other clients. On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Adviser Assets as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Adviser Assets.

(e)           Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser's Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust's Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(f)             Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the "Fund's Records. The Subadviser acknowledges that the Fund's Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund's Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund's Records for its internal files. The Fund's Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(g)           Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon the Trust's or the Adviser's reasonable request, the Subadviser will make available its officers and employees to meet with the Trust's Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

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(h)           Custody Arrangements. The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any material changes in such custodian banks or custody arrangements. The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

3.             Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

4.             Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. Except as provided in Schedule A of this Agreement, or as otherwise mutually agreed in writing by the relevant parties, the Subadviser shall not be responsible for the Trust's, the Fund's or Adviser's expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. Except as otherwise mutually agreed upon in writing by the relevant parties, the Trust, Fund, or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.             Investment Analysis and Commentary. The Subadviser will provide quarterly performance analysis and market commentary (the "Investment Report") during the term of this Agreement. The Investment Reports are due within 10 days after the end of each quarter. In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Subadviser. The subject of each Investment Report shall be mutually agreed upon. The Adviser is freely able to publicly distribute the Investment Report.

6.             Compensation. For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee equal to 2.15%, less other amounts as described below, of Subadviser Assets. Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets' average daily net asset value. Any compensation payable by Advisor to the Subadviser pursuant to this Agreement shall be reduced by any unpaid expenses payable by the Subadviser pursuant to Section 4 of this Agreement, including specifically any expenses set forth in Schedule A of this Agreement, or as the Subadviser shall have further agreed in writing to bear on behalf of the Trust, Fund, or Adviser.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Fund's Prospectus and/or SAI. If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

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7.             Exclusivity. The Subadviser will not subadvise or license the Fund's investment strategy for another regulated investment company as defined in the Code under Subchapter M, other than the Funds, during the term of this Agreement without consent of the Adviser.

8.             Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a)           The Subadviser is registered as an investment adviser under the Advisers Act and maintains compliance policies and procedures consistent with Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the 1940 Act (to the extent applicable);

(b)           The Subadviser is a corporation duly organized and properly registered and operating under the laws of the State of Louisiana with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)            The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d)           The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

9.             Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

(a)           The Adviser is registered as an investment adviser under the Advisers Act;

(b)           The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)            The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unitholder, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)           The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)           The Adviser acknowledges that it received a copy of the Subadviser's Form ADV prior to the execution of this Agreement; and

(f)             The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other

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investment advisers, including without limitation, the appointment of a subadviser with respect to assets of the Fund, including without limitation the Adviser's entering into and performing this Agreement.

10.           Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

11.           Liability and Indemnification.

(a)           Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees ("Affiliates") and each person, if any, who within the meaning of the Securities Act controls the Subadviser ("Controlling Persons"), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund's shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser's Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

(b)           Indemnification. The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which may be sustained as a result of the Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

(c)            The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request

12.           Duration and Termination.

(a)           Duration. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the date and year upon execution, and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)           Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

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(i)                By vote of a majority of the Trust's Board of Trustees, or by "vote of a majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days' written notice to the Subadviser;

(ii)                By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii)                By the Subadviser upon not more than 60 days' written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

13.           Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

14.           Reference to Adviser and Subadviser.

(a)           The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Fund. In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials. The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund. The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser. Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided in a timely manner. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser's consent unless such consent is withdrawn in writing by the Subadviser.

(b)           Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

15.           Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not "interested persons" of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

16.           Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

(a)           Authorized. The Adviser or the Trust has authorized such disclosure;

(b)           Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c)            Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

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(d)           Already Known. Such information already was known by the party prior to the date hereof;

(e)           Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund's custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f)             Independently Developed. The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Subadviser agrees, consistent with its Code of Ethics, that neither it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about the Fund's portfolio holdings

17.           Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a) If to the Subadviser:

Price Capital Management, Inc.

Michael Price

Phone: [ ]

Email: [ ]

(b) If to the Adviser:

ADVISORS PREFERRED, LLC

Catherine Ayers-Rigsby

1445 Research Boulevard, Ste. 530

Rockville, MD 20850

Phone: 240-223-1998

Email: cayers-rigsby@cerosfs.com

18.           Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

19.           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

20.           Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

21.           Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof

22.           Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

23.           Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISORS PREFERRED LLC By: ____________________ Name: Catherine Ayers-Rigsby Title: Chief Executive Officer	PRICE CAPITAL MANAGEMENT, INC. By: __________________ Name: Michael Price Title: President

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SCHEDULE A

Expenses to be Indirectly Borne by the Subadviser

Subadviser acknowledges that Adviser has entered into an agreement with the Fund pursuant to which Adviser has agreed to provide investment advisory services to the Fund ("Advisory Agreement"). Subadviser agrees that the Advisory Agreement states that Adviser shall be responsible for paying certain operating expenses of the Fund or Trust ("Operating Expenses"). Subadviser expressly agrees that its fee shall be net of all Operating Expenses of Fund to be paid by the Adviser, as required under the Advisory Agreement, and so that the net management fees retained by the Adviser, prior to compensating Subadviser, shall be equal to 0.35% of the Fund's daily net assets.

Such Operating expenses shall include, but not limited to, Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services and Custody Fees.

ONTRACK CORE FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 17, 2019

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin Wolf, Richard Malinowski, Allyson Stewart, and Teresa Ritchie each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the OnTrack Core Fund (the "Fund") to be held at the offices of the Fund's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on May 17, 2019 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, SUCH AS ADJOURNMENT.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To Vote, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Keep this portion for your records

       DETACH and return this portion only

ONTRACK CORE FUND

The Board of Trustees recommends you vote FOR the following proposals:

		FOR	AGAINST	ABSTAIN
1.	To approve a new advisory agreement between Advisors Preferred, LLC and Advisors Preferred Trust with respect to the OnTrack Core Fund.	□	□	□
2.	To approve a new sub-advisory agreement between Advisors Preferred, LLC and Price Capital Management, Inc. with respect to the OnTrack Core Fund.	□	□	□